ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                               February 28, 1997

                                     BENHAM
                                     GROUP
                               Prime Money Market


                                     cover

                               TABLE OF CONTENTS

Report Highlights............................................1
Our Message to You...........................................2
Period Overview..............................................3
Corporate Credit Review......................................4
Performance & Portfolio Information..........................5
Management Q & A.............................................6
Schedule of Investments......................................8
Statement of Assets and Liabilities.........................11
Statement of Operations.....................................12
Statements of Changes in Net Assets.........................13
Notes to Financial Statements...............................14
Financial Highlights........................................16
Independent Auditors' Report................................17
IRA/403(b) Information......................................18
Background Information
   Investment Philosophy & Policies.........................20
   Comparative Indices......................................20
   Lipper Rankings..........................................20
   Portfolio Management Team................................20
   Credit Research Team.....................................20
Glossary....................................................21

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                American Century Investments -- Family of Funds


    BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

 MONEY MARKET FUNDS          ASSET ALLOCATION &
GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS
 Prime Money Market

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

PERIOD OVERVIEW

o The U.S. economy expanded rapidly during the twelve months ended February 28, 1997. The economy grew much faster than expected, particularly during the second and fourth quarters of 1996.

o Signs of continued economic strength have many predicting first-quarter 1997 economic growth to be between 3.0% and 3.5%.

o Despite the rapid expansion of the economy, inflation remained tame. For all of 1996, core consumer prices--which exclude often-volatile food and energy prices--rose by just 2.6%, tying 1994 for the lowest annual increase in almost 30 years.

o The seemingly contradictory combination of strong growth and low inflation caused considerable uncertainty in U.S. financial markets about the Federal Reserve's interest rate intentions.

o This uncertainty caused money market rates to fluctuate throughout the period.

CORPORATE CREDIT REVIEW

o    A strong  U.S.  economy  led to  improved  corporate  credit  during  1996.
     According  to  bond-rater  Moody's  Investors  Service,   corporate  credit
     upgrades outpaced downgrades by 283 to 184 during 1996.

o Despite the generally positive credit outlook, "sub-prime" auto lenders--so called because they make loans to borrowers with poor credit histories--defaulted on debt payments or suffered credit rating downgrades.

o Japanese banks continued to suffer from slow economic growth and slumping Japanese real estate and stock markets. We expect many Japanese banks to report significant losses when the Japanese fiscal year ends on March 31.

MANAGEMENT Q&A

o The fund returned 5.04% for the twelve months ended February 28, 1997, compared with the 4.76% average return of its peer group. Prime's life-of-fund return places it in the top 5% of its peer group average (according to Lipper Analytical Services).

o With yields remaining in a narrow range throughout the period, our steady, conservative approach to managing the fund's average maturity paid off with above-average return.

o Some money market funds were hit by defaults and downgrades on debt issued by sub-prime auto lenders, but Prime was unaffected because these risky issuers failed to meet our strict credit criteria.

o We enhanced the fund's responsiveness to changing interest rates by increasing its holdings of floating-rate notes, whose interest rates reset periodically.

o Going forward, we expect strong economic growth and low levels of unemployment to push interest rates higher. We'll try to capture the rise in rates by keeping the fund's average maturity at the low end of its 50- to 60-day neutral range.


                               Prime Money Market

                         Total Returns:      AS OF 2/28/97
                           6 Months                 2.48%*
                           1 Year                    5.04%

                         Net Assets:          $1.2 billion
                           (AS OF 2/28/97)

                         Inception Date:          11/17/93

                         Ticker Symbol:              BPRXX
                         * Not annualized.

Many of the investment terms in this report are defined in the Glossary on page
                                      21.


Annual Report                                             Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

The fiscal year ended February 28, 1997, was an eventful one, both for U.S. money market rates and our company. Over the past twelve months, money market rates fluctuated in response to changing interest rate expectations. In the following pages, our investment management team provides further details about the market and how your fund was managed during the year.

Fluctuating market conditions underscore the importance of quality investments. Our commitment to high-quality securities is exemplified by the expansion of our credit research team. The seven members of the team perform an in-depth analysis on all securities considered for purchase by American Century money market and bond funds. The team has established a credit management system that defines investment limits to cap our funds' exposure to individual issuers, countries or industries. The team plays an important role in the management of the Prime Money Market Fund.

On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September 1996. As a result, you now have direct access to a broader spectrum of funds and services.

We also changed the name of our company. On January 1, 1997, we began serving you under the name American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The Prime Money Market Fund will remain in the Benham Group, because the fund's investment goals--current income and the preservation of principal--match key attributes of that group.

This report incorporates a new format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers III                       /s/James M. Benham
James E. Stowers III                          James M. Benham
President and Chief Executive Officer         Vice Chairman
American Century Companies                    American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy expanded rapidly during the twelve months ended February 28, 1997. Strong employment growth and a booming housing market helped the economy grow at a 4.7% annual rate during the second quarter of 1996. While the pace of growth slowed to 2.1% during the third quarter, the economy came roaring back in the fourth quarter to expand at a 3.8% annual rate. Signs of continued economic strength have many predicting first-quarter 1997 economic growth to be between 3.0% and 3.5%.

Despite the rapid expansion of the economy, inflation remained tame in 1996 and early 1997. Core consumer prices, which exclude often-volatile food and energy prices, rose by just 2.6% in 1996, tying 1994 for the lowest annual increase in almost 30 years. Though wages rose during the period, overall labor costs were kept in check by lower healthcare and benefit costs. A stronger dollar also helped keep inflation in check by making imported goods less expensive for U.S. consumers. With inflation dormant, the Federal Reserve (the Fed) held short-term interest rates steady throughout the period.

Despite the fact that inflation remained tame, the Fed raised short-term interest rates in March 1997 to pre-empt higher inflation. While we think the Fed may raise interest rates further, we don't expect the federal funds rate (the lending rate targeted by the Fed for large overnight loans between commercial banks) to breach the 6% level. That's because the "real" federal funds rate--the federal funds rate minus the rate of inflation--is already at a level that would inhibit economic growth.

Corporate Money Market Securities

Changing expectations of Fed interest rate policy caused money market rates to fluctuate sharply between March 1996 and February 1997. At the beginning of the period, many expected the U.S. economy to wind down in 1996, but a series of stronger-than-expected reports on the economy dispelled that notion almost immediately. The seemingly contradictory combination of strong economic growth and low inflation was responsible for the markets' uncertainty about the Fed's interest rate intentions.

The accompanying graph depicts the volatility in money market rates between March 1996 and February 1997. As the graph illustrates, three-month LIBOR (London Interbank Offered Rate), which tends to reflect market participants' future expectations for short-term interest rates, fluctuated throughout the period. (LIBOR is a money market rate that most banks and corporations track when determining the rate they'll pay to investors on short-term debt.) The sharpest movements in three-month LIBOR typically occurred in response to the release of the government's monthly employment report, which the market uses as a gauge of U.S. economic strength.

[line graph - data described below]

                    FEDERAL FUNDS RATE VS. THREE-MONTH LIBOR

March '96 through February '97

o Employment Report Released

                      3-mo. LIBOR                Fed Funds
o3/6/96                  5.32%                     5.25%
3/13/96                  5.40%                     5.25%
3/20/96                  5.47%                     5.25%
3/27/96                  5.47%                     5.25%
o4/3/96                  5.49%                     5.25%
4/10/96                  5.52%                     5.25%
4/17/96                  5.53%                     5.25%
4/24/96                  5.50%                     5.25%
o5/1/96                  5.49%                     5.25%
5/8/96                   5.53%                     5.25%
5/15/96                  5.51%                     5.25%
5/22/96                  5.51%                     5.25%
5/29/96                  5.50%                     5.25%
o6/5/96                  5.54%                     5.25%
6/12/96                  5.58%                     5.25%
6/19/96                  5.60%                     5.25%
6/26/96                  5.59%                     5.25%
o7/3/96                  5.61%                     5.25%
7/10/96                  5.66%                     5.25%
7/17/96                  5.69%                     5.25%
7/24/96                  5.66%                     5.25%
o7/31/96                 5.68%                     5.25%
8/7/96                   5.59%                     5.25%
8/14/96                  5.54%                     5.25%
8/21/96                  5.53%                     5.25%
8/28/96                  5.51%                     5.25%
o9/4/96                  5.61%                     5.25%
9/11/96                  5.67%                     5.25%
9/18/96                  5.62%                     5.25%
9/25/96                  5.64%                     5.25%
o10/2/96                 5.64%                     5.25%
10/9/96                  5.57%                     5.25%
10/16/96                 5.56%                     5.25%
10/23/96                 5.55%                     5.25%
o10/30/96                5.54%                     5.25%
11/6/96                  5.52%                     5.25%
11/13/96                 5.52%                     5.25%
11/20/96                 5.52%                     5.25%
11/27/96                 5.52%                     5.25%
o12/4/96                 5.53%                     5.25%
12/11/96                 5.56%                     5.25%
12/18/96                 5.60%                     5.25%
12/25/96                 5.63%                     5.25%
1/1/97                   5.61%                     5.25%
o1/8/97                  5.58%                     5.25%
1/15/97                  5.60%                     5.25%
1/22/97                  5.59%                     5.25%
1/29/97                  5.59%                     5.25%
o2/5/97                  5.59%                     5.25%
2/12/97                  5.55%                     5.25%
2/19/97                  5.51%                     5.25%
2/26/97                  5.50%                     5.25%


Source: DRI/McGraw Hill


Annual Report                                               Period Overview    3


CORPORATE CREDIT REVIEW

A strong U.S. economy led to improved corporate credit conditions during the twelve months ended February 28, 1997. Steady corporate earnings growth contributed to a record number of corporate credit rating upgrades. According to bond-rating agency Moody's Investors Service, upgrades outpaced downgrades during 1996 by 283 to 184, a ratio of 3 to 2.

Specific industries benefiting from the upgrade trend included industrial companies, most recently in the airline sector. In the financial sector, banks continued a credit upgrade trend that began a few years ago, while a rising stock market and heavy initial public offering activity translated into upgrades for brokerage firms.

Nevertheless, we continue to monitor a few negative credit trends evident during the period. Two problem areas highlight how our proactive and conservative approach to credit analysis helps limit the fund's credit risk.

So far in 1997, several "sub-prime" auto lenders--so called because they make loans to borrowers with poor credit histories--have defaulted on debt payments or experienced credit rating downgrades.

The difficulties experienced by sub-prime lenders (which struck some mutual fund companies) illustrate the importance of our conservative credit criteria. Take sub-prime lender Mercury Finance, which defaulted on its debt payments, as an example. Mercury's direct debt issues were considered "tier 1" according to SEC standards. The SEC defines a "tier 1" security as an issue that has received the highest possible short-term rating from two independent rating agencies. Our standards for considering a security for purchase are much tougher. Mercury's debt failed to clear even the first hurdle in our internal rating process.

Another development we're watching closely is the ongoing Japanese banking crisis. Japanese banks have suffered since 1990, when speculative bubbles in both the Japanese real estate and stock markets burst. Japan's economy is recovering slowly, while its real estate and stock markets continue to deteriorate. We expect many Japanese banks to report significant losses from bad real estate loans, falling equity positions and sluggish loan activity when the Japanese fiscal year ends March 31.

To prop up the banking system, the Japanese government announced it would back the 20 largest Japanese banks. We've pared down that list of 20 to only those banks that can function independently. In practice, that means the list of Japanese banks with which we'll do business is much shorter than the list of 20 that others find acceptable. We currently have no Japanese bank exposure.

[line graph - data described below]

                       IMPROVING CORPORATE CREDIT QUALITY

                            Number of Rating Changes
                      Downgrades                 Upgrades
1987                      189                       102
1988                      237                       138
1989                      339                       138
1990                      433                       98
1991                      350                       119
1992                      227                       136
1993                      154                       163
1994                      160                       183
1995                      221                       205
1996                      184                       283

Source: Moody`s Investors Service


4    Corporate Credit Review                        American Century Investments

                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                     AVERAGE ANNUAL RETURNS
                                             6 MONTHS        1 YEAR          3 YEARS    LIFE OF FUND
TOTAL RETURNS (as of February 28, 1997)
   Prime Money Market ....................... 2.48%          5.04%           5.18%          5.03%
   90-Day Treasury Bill Index ............... 2.53%          5.13%           5.13%       4.97%(1)
   Average Money Market Instrument Fund(2) .. 2.34%          4.76%           4.75%       4.59%(1)
   Fund's Ranking Among Money Market
     Instrument Funds(2) ....................  --    66 out of 291    9 out of 221   8 out of 216

(1) Returns since 11/30/93, the date nearest the fund's inception for which return data are available.
     Inception date was November 17, 1993.

(2)  According to Lipper Analytical Services.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.

CURRENT YIELD (as of February 28, 1997)
                                  7-DAY            7-DAY
                                 CURRENT         EFFECTIVE
                                  YIELD            YIELD

Prime Money Market                4.94%            5.06%


Yields are defined in the Glossary on page 21.

PORTFOLIO AT A GLANCE
                                 2/28/97          2/29/96
Number of Securities               71               74
Weighted Average Maturity        54 days          68 days
Expense Ratio                     0.50%            0.48%

Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


Annual Report                           Performance & Portfolio Information    5


MANAGEMENT Q&A

An interview with Amy O'Donnell, a portfolio manager on the Prime Money Market fund management team.

How did the fund perform?

The fund performed very well relative to its peers during the twelve months ended February 28, 1997. For the fiscal year, the fund returned 5.04%, exceeding the 4.76% average return of the 291 "Money Market Instrument Funds" tracked by Lipper. The fund's longer-term returns are even more impressive: Prime's life-of-fund return places it in the top 5% of its Lipper category. The fund's long-term performance was aided by the fact that Benham Management Corporation waived its management fees and absorbed the fund's operating expenses from inception through December 31, 1994. (See the Total Returns table on the previous page for other fund performance comparisons.)

How was the fund positioned during the period?

With yields remaining in a narrow range, we made only minor adjustments to the fund's positioning. Concern that the Fed might raise rates led us to bring the fund's average maturity near the low end of its neutral range of 50 to 60 days. (The fund benefits from a shorter average maturity when rates are rising because we can reinvest its assets more quickly.) Rather than try to predict the direction of interest rates, we took a steady, conservative approach that paid off with above-average return for the fund.

Some money market funds were recently affected by defaults and rating downgrades on debt issued by some of the most aggressive auto loan companies, called "sub-prime lenders." Did the fund hold any securities that defaulted or were downgraded?

No. The fund has never owned securities issued by a sub-prime auto lender. The consistent, disciplined application of our conservative credit criteria is one reason we weren't affected by a default that hit some of our competitors. We simply don't want to increase our credit risk for a slightly higher yield. We rely on our high credit standards to narrow down the universe of issuers to what we feel are the most creditworthy. From that exclusive list, we do our homework to uncover the best yield and return stories.

You increased the fund's holdings of floating-rate notes (floaters). Why?

Floaters are a good way to increase the fund's responsiveness to changes in interest rates because their coupons reset on a periodic--usually monthly--basis. We buy floaters that reset off of the federal funds rate when we think rates are going down. That's because fed funds is a lagging indicator that reflects changes to rates only after the fact. When we think rates are going up, which is our current expectation, we buy floaters that reset off of 1-month LIBOR. LIBOR floaters are especially attractive in a rising interest rate environment because LIBOR tends to reflect market participants' future expectations for the level of interest rates.

[pie charts - data described below]

PORTFOLIO  COMPOSITION  BY SECURITY  TYPE (as of 2/28/97)
Commercial  Paper 61%
Floating-Rate Notes 16%
U.S. Government Agency Securities 12%
CDs 11%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/96)

Commercial Paper 64%
CDs 16%
Floating-Rate Notes 11%
U.S. Government Agency Securities 6%
Other 3%


6    Management Q&A                            American Century Investments


MANAGEMENT Q&A

You overweighted the fund's holdings in the industrial sector and underweighted the financial sector. Why?

About 75% of all short-term corporate debt is issued by financial institutions (such as banks and insurance companies), but the fund's holdings are just about evenly divided between industrials and financials. We consider this an effective way to enhance the fund's diversification. However, we're not buying industrials simply for the sake of diversification; in general, financial companies are very creditworthy issuers, but they can be somewhat volatile because their business touches on so many sectors of the market. One attraction of industrial paper is that when we buy an issue, we're only exposed to a single sector.

Asset-backed securities are a large and growing part of the corporate money market. Do you plan to incorporate more asset-backed securities into the fund?

Yes. Asset-backed securities have very high credit quality because they carry credit enhancements, such as bond insurance. Another attraction of asset-backed securities is that they typically have higher yields than commercial paper and CDs. We'd be more likely to buy them when we want to extend the fund's average maturity because they tend to have one-year maturities. But before we go in this direction, we want to be sure we're doing it right, so we're adding specialists in asset-backed securities to our corporate credit research staff.

What's your outlook for money market rates going forward?

It's uncertain if the Fed's March 1997 interest rate increase was an isolated event or the first in a series of moves. Nevertheless, high levels of consumer confidence, a vibrant housing market and rising employment and wage growth all seem to argue for strong U.S. economic growth. As a result, we expect rates to go even higher in the months ahead.

With that outlook in mind, how will you manage the fund over the next six months?

We'll likely shift the fund's portfolio to a laddered structure, which should perform better in a rising interest rate environment. (A ladder structure staggers the maturities of the fund's securities so they occur at regular intervals.) Because we don't think the Fed is going to raise rates aggressively, we won't shorten the fund's maturity as much as we otherwise might when rates are rising. We'll probably keep the fund's average maturity at around 50 days. That will allow us to buy more longer-maturity paper than we normally would in a rising interest rate environment, which should help boost the fund's yield.

[pie charts - data described below]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)

A-1+ 85%
A-1 15%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/96)

A-1+ 70%
A-1 25%
Unrated U.S. Government Agency Securities 5%


Annual Report                                                Management Q&A    7


                            SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997

Principal Amount                                                     Value
------------------------------------------------------------------------------

COMMERCIAL PAPER(1)

Banking-13.6%
 $5,000,000   BIL North America, Inc., 5.24%,
              3-11-97                                              $4,992,584
 25,000,000   Caisse D'Amortissement de la
              Dette Sociale, 5.23%, 4-22-97                        24,808,972
  4,000,000   Caisse D'Amortissement de la
              Dette Sociale, 5.27%, 7-1-97                          3,928,156
 10,000,000   Canadian Imperial, 5.23%, 4-21-97                     9,924,279
 22,000,000   Dresdner U.S. Finance, Inc., 5.24%,
              3-11-97                                              21,967,856
  4,957,000   IMI Funding Co. (USA), 5.27%,
              3-4-97                                                4,954,798
 10,022,000   IMI Funding Co. (USA), 5.27%,
              7-1-97                                                9,839,617
 17,000,000   National Australia, 5.23%, 4-16-97                   16,883,786
 20,850,000   National Australia, 5.23%, 4-17-97                   20,705,185
 25,000,000   Royal Bank of Canada, 5.21%,
              4-2-97                                               24,881,333
 15,000,000   UBS Finance (Delaware), 5.28%,
              3-3-97                                               14,995,517
                                                                  -----------
                                                                  157,882,083
                                                                  -----------

Chemicals & Resins-0.9%
 10,000,000   du Pont (E.I.) de Nemours &
              Co., 5.23%, 4-17-97                                   9,931,458
                                                                  -----------

Diversified Companies-3.3%
 17,000,000   Mitsubishi International, 5.23%,
              3-13-97                                              16,970,023
 13,000,000   Mitsubishi International, 5.21%,
              4-4-97                                               12,934,559
  8,000,000   Mitsubishi International, 5.26%,
              6-13-97                                               7,875,200
                                                                  -----------
                                                                   37,779,782
                                                                  -----------

Education-2.8%
  8,000,000   Leland Stanford University, 5.22%,
              3-17-97                                               7,981,156
 24,895,000   Yale University, 5.23%, 4-23-97                      24,701,849
                                                                  -----------
                                                                   32,683,005
                                                                  -----------


Principal Amount                                                     Value
------------------------------------------------------------------------------

Electronic Equipment-2.3%
$26,600,000   Sony Capital Corporation, 5.26%,
              3-7-97 (Acquired 2-20-97,
              Cost $26,541,813)(2)                              $  26,576,725
                                                                  -----------

Financial Services-12.5%
 30,000,000   American Express Credit, 5.22%,
              4-11-97                                              29,819,258
 22,000,000   Bass Finance (C.I.) Ltd., 5.24%,
              4-29-97                                              21,810,348
 14,000,000   Ford Motor Credit, 5.24%, 3-10-97                    13,981,625
 15,000,000   General Electric Capital Corp.,
              5.22%, 4-14-97                                       14,903,383
  5,000,000   General Electric Services, Inc.,
              5.24%, 4-29-97                                        4,956,569
 27,000,000   General Electric Services, Inc.,
              5.24%, 5-7-97                                        26,734,178
  5,000,000   General Motors Acceptance Co.,
              5.25%, 5-22-97                                        4,939,639
  5,000,000   Hitachi Credit America Corp.,
              5.21%, 3-18-97                                        4,987,297
  4,200,000   Hitachi Credit America Corp.,
              5.21%, 4-4-97                                         4,178,660
 13,000,000   Hitachi Credit America Corp.,
              5.23%, 4-24-97                                       12,895,675
  5,725,000   Hitachi Credit America Corp.,
              5.24%, 4-28-97                                        5,675,561
                                                                  -----------
                                                                  144,882,193
                                                                  -----------

Food & Beverage-0.9%
 10,736,000   Brown-Forman Corporation, 5.26%,
              3-6-97                                               10,728,082
                                                                  -----------

Household Audio & Video-3.3%
 18,600,000   Panasonic Financing, Inc., 5.27%,
              3-4-97 (Acquired 2-12-97,
              Cost $18,545,543)(2)                                 18,591,831
 20,000,000   Panasonic Financing, Inc., 5.23%,
              4-18-97 (Acquired 2-19-97,
              Cost $19,830,511)(2)                                 19,859,733
                                                                  -----------
                                                                   38,451,564
                                                                  -----------

Instruments-1.1%
 13,000,000   Fuji Photo Film Finance, 5.22%,
              3-14-97                                              12,975,213
                                                                  -----------
See Notes to Financial Statements


8    Schedule of Investments                   American Century Investments


                            SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997

Principal Amount                                                     Value
------------------------------------------------------------------------------

Insurance-3.1%
$23,500,000   USAA Capital Corp., 5.21%,
              3-31-97                                            $ 23,396,404
 12,800,000   USAA Capital Corp., 5.23%,
              4-22-97                                              12,701,824
                                                                  -----------
                                                                   36,098,228
                                                                  -----------
Machinery-1.6%
 18,000,000   Dover Corp., 5.21%, 3-24-97
              (Acquired 2-19-97,
              Cost $17,913,210)(2)                                 17,939,510
                                                                  -----------

Metals & Mining-1.7%
 20,000,000   RTZ America, Inc., 5.22%, 3-17-97
              (Acquired 12-18-96,
              Cost $19,733,000)(2)                                 19,952,000
                                                                  -----------

Petroleum Refining-0.9%
 10,000,000   Chevron Transport, 5.23%, 4-24-97
              (Acquired 2-21-97,
              Cost $9,909,411)(2)                                   9,921,100
                                                                  -----------

Retail-2.3%
 20,000,000   Southland Corp., 5.28%, 3-3-97                       19,994,089
  7,000,000   Southland Corp., 5.24%, 3-11-97                       6,989,558
                                                                  -----------
                                                                   26,983,647
                                                                  -----------
Security Brokers & Dealers-8.2%
 20,000,000   BT Securities Corporation, 5.25%,
              6-9-97                                               19,702,222
  4,000,000   Goldman Sachs Group L.P., 5.21%,
              3-19-97                                               3,989,360
 22,000,000   Goldman Sachs Group L.P., 5.22%,
              4-7-97                                               21,879,030
 20,000,000   Merrill Lynch & Co., Inc., 5.23%,
              3-12-97                                              19,967,856
  5,000,000   Morgan Stanley Group, Inc., 5.24%,
              5-2-97                                                4,954,361
 15,000,000   Morgan Stanley Group, Inc., 5.24%,
              5-16-97                                              14,832,167
 10,000,000   Morgan Stanley Group, Inc., 5.25%,
              5-23-97                                               9,878,267
                                                                  -----------
                                                                   95,203,263
                                                                  -----------

Principal Amount                                                     Value
------------------------------------------------------------------------------

Sovereign Governments
& Agencies-2.1%
$ 2,000,000   Canadian Wheat Board, 5.24%,
              5-14-97                                          $    1,978,252
 22,000,000   Kingdom of Sweden, 5.24%,
              4-28-97                                              21,812,854
                                                                  -----------
                                                                   23,791,106
                                                                  -----------

Total Commercial Paper-60.6%                                      701,778,959
                                                                  -----------
OTHER CORPORATE DEBT-15.9%

 10,000,000   American Express Centurion, VRN,
              5.425%, 3-24-97, resets monthly
              off the 1-month LIBOR plus
              .05%, final maurity 10-24-1997                       10,006,798

 23,750,000   American Express Centurion, VRN,
              5.345%, 3-24-97, resets monthly
              off the 1-month LIBOR minus
              .03%, final maturity 12-23-97                        23,750,000

 10,000,000   Bankers Trust N.Y., VRN, 5.38%,
              3-3-97, resets daily off the
              Fed Funds rate plus .09%,
              final maturity 6-9-97                                10,000,000

 15,000,000   Bayerische Landesbank Girozentrale,
              N.Y., VRN, 5.2875%, 3-3-97,
              resets monthly off the 1-month
              LIBOR minus .15%,
              final maturity 3-3-97                                14,999,911

 50,000,000   General American Life, VRN, 5.64%,
              3-3-97, resets monthly off the
              1-month LIBOR plus .20%, final
              maturity 1-6-98 (Acquired 1-3-97,
              Cost $50,000,000)(3)                                 50,000,000

 25,000,000   General Electric Capital Corp., VRN,
              5.445%, 5-19-97, resets quarterly
              off the 3-month LIBOR minus
              .00625%, final maturity 8-15-97                      25,000,000

 25,000,000   PNC Bank, N.A., VRN, 5.32578%,
              3-17-97, resets monthly off the
              1-month LIBOR minus .10%,
              final maturity 5-15-97                               24,996,638

 25,000,000   SMM Trust 1996, Series U, VRN,
              5.425%, 3-20-97, resets monthly
              off the 1-month LIBOR plus .05%,
              final maturity 6-20-97 (Acquired
              9-30-96, Cost $25,000,000)(2)                        25,000,000
                                                                  -----------
Total OTHER CORPORATE DEBT-15.9%%                                 183,753,347
                                                                  -----------
See Notes to Financial Statements


Annual Report Schedule of Investments                                     9


                            SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997
P
rincipal Amount                                                      Value
------------------------------------------------------------------------------

ASSET-BACKED SECURITIES-0.4%(4)
$ 5,326,533   Ford Credit Auto Owner Trust,
          S   eries 1996-B, Class A1, 5.5138%,
              10-15-97                                       $      5,326,533
                                                                  -----------

U.S. GOVERNMENT AGENCY SECURITIES(1)
 10,000,000   FHLB, 5.298%, 3-18-97                                 9,997,699
  8,200,000   FHLB, 5.30%, 3-21-97                                  8,197,808
 20,000,000   FHLB, 5.685%, 11-20-97                               19,997,740
 40,000,000   FHLB, 5.80%, 1-30-98                                 40,000,000
  7,000,000   FHLB Discount Note, 5.21%,
              3-18-97                                               6,982,381
 25,000,000   FHLB, VRN, 5.44%, 3-3-97                             25,000,000
  9,195,000   FNMA Discount Note, 5.20%,
              3-12-97                                               9,180,025
 20,000,000   SLMA, VRN, 5.23%, 3-4-97                             19,998,516
                                                                  -----------

TOTAL U.S. GOVERNMENT AGENCY
SECURITIES-12.0%                                                  139,354,169
                                                                  -----------

CERTIFICATES OF DEPOSIT
 25,000,000   Bayerische Vereinsbank, 5.56%,
              7-16-97                                              25,001,851
 35,000,000   Canadian Imperial Bank, 5.45%,
              4-15-97                                              35,000,000
 30,000,000   Morgan Guaranty Trust Co., 5.90%,
              9-30-97                                              30,000,000
  8,000,000   Societe General, 5.37%, 3-19-97                       8,000,000
 30,000,000   Societe General, 5.62%, 4-1-97                       30,000,152
                                                                  -----------

TOTAL Certificates of Deposit-11.1%                               128,002,003
                                                                  -----------
TOTAL INVESTMENT SECURITIES-100.0%                             $1,158,215,011
                                                               ==============

Notes to Schedule of Investments
FHLB = Federal Home Loan Banks
FNMA = Federal National Mortgage Association
LIBOR = London Interbank Offered Rate
resets = The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary
significantly   from  current  market  rates.
SLMA  =  Student  Loan  Marketing Association
VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1997.

(1) The rates for U.S. Government Agency discount notes and commercial paper are the yield to maturity at February 28, 1997. The rates for U.S. Government Agency securities are the stated coupon rate.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at February 28, 1997, was $137,840,899, which represents 11.4% of the net assets of the Prime Fund.

(3) Restricted as to resale.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements


10   Schedule of Investments                   American Century Investments


                      STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 1997

ASSETS
Investment securities, at value (Note1)........................................$    $,158,215,011
Cash............................................................................       12,239,249
Receivable for investments sold.................................................       39,993,970
Receivable for capital shares sold..............................................          290,202
Interest receivable.............................................................        6,321,946
Prepaid expenses and other assets...............................................           25,200
                                                                                    -------------
                                                                                    1,217,085,578
                                                                                    -------------

LIABILITIES
Disbursements in excess of demand deposit cash..................................        3,784,938
Payable for capital shares redeemed.............................................          772,250
Payable to affiliates (Note 2)..................................................          453,745
Dividends payable...............................................................           43,104
Accrued expenses and other liabilities..........................................           41,218
                                                                                    -------------
                                                                                        5,095,255
                                                                                    -------------
Net Assets Applicable to Outstanding Shares....................................$    1,211,990,323
                                                                                    =============

CAPITAL SHARES
Outstanding (Unlimited number of shares authorized).............................    1,212,268,858
                                                                                    =============
Net Asset Value Per Share.......................................................            $1.00
                                                                                    =============
NET ASSETS CONSIST OF:
Capital paid in................................................................$    1,212,268,858
Accumulated undistributed net realized (loss) on investment transactions........        (278,535)
                                                                                    -------------
                                                                               $    1,211,990,323
                                                                                    =============
See Notes to Financial Statements


Annual Report                           Statement of Assets and Liabilities   11


                            STATEMENT OF OPERATIONS

YEAR ENDED FEBRUARY 28, 1997

INVESTMENT INCOME
Income:
Interest.....................................................      $67,337,768
                                                                   -----------

Expenses (Note 2):
Investment advisory fees.....................................        3,850,341
Transfer agency fees.........................................        1,844,608
Administrative fees..........................................        1,188,257
Printing and postage.........................................          430,976
Telephone expenses...........................................          171,008
Custodian fees...............................................          120,225
Auditing and legal fees......................................           65,625
Directors' fees and expenses.................................           63,784
Registration and filing fees.................................           51,647
Organizational expenses......................................            5,870
Other operating expenses.....................................           11,364
                                                                        ------
Total expenses...............................................        7,803,705
Custodian earnings credits (Note 3)..........................          (16,854)
Amount waived................................................       (1,584,981)
                                                                    ----------
Net expenses.................................................        6,201,870
                                                                     ---------
Net investment income........................................       61,135,898
                                                                    ----------

REALIZED (LOSS) ON INVESTMENTS
Net realized (loss) on investments...........................         (278,535)
                                                                      --------

Net Increase in Net Assets Resulting from Operations.........      $60,857,363
                                                                   ===========

See Notes to Financial Statements


12   Statement of Operations                   American Century Investments


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED FEBRUARY 28, 1997
AND FEBRUARY 29, 1996

(Decrease) in Net Assets                                                                   1997             1996
OPERATIONS
Net investment income...........................................................      $61,135,898       $74,177,757
Net realized (loss) on investments..............................................         (278,535)               --
                                                                                       ----------        ----------
Net increase in net assets resulting from operations............................       60,857,363        74,177,757
                                                                                       ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................................................      (61,135,898)      (74,177,757)
                                                                                      -----------       -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.......................................................    1,722,837,328     2,375,209,952
Proceeds from reinvestment of distributions.....................................       58,408,826        71,075,673
Payments for shares redeemed....................................................   (1,839,630,699)   (2,685,494,938)
                                                                                   --------------    --------------
Net (decrease) in net assets from capital share transactions....................      (58,384,545)     (239,209,313)
                                                                                      -----------      ------------
Net (decrease) in net assets....................................................      (58,663,080)     (239,209,313)

NET ASSETS
Beginning of year...............................................................    1,270,653,403     1,509,862,716
                                                                                    -------------     -------------
End of year.....................................................................   $1,211,990,323    $1,270,653,403
                                                                                   ==============    ==============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ....                  .........................................................1,722,837,328     2,375,209,952
Issued in reinvestment of distributions.........................................       58,408,826        71,075,673
Redeemed........................................................................   (1,839,630,699)   (2,685,494,938)
                                                                                   --------------    --------------
Net (decrease)..................................................................      (58,384,545)     (239,209,313)
                                                                                      ===========      ============

See Notes to Financial Statements


Annual Report                         Statements of Changes in Net Assets    13


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1997

1.    ORGANIZATION    AND   SUMMARY   OF   SIGNIFICANT    ACCOUNTING    POLICIES

Organization--American Century Investment Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century-Benham Prime Money Market Fund (the Fund) is the sole fund issued by the Trust. The Fund seeks the highest level of current income consistent with preservation of capital. The Fund buys high-quality (first-tier), U.S. dollar-denominated money market instruments and other short-term obligations of banks, governments, and corporations. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

Income Tax Status--It is the Fund's policy to distribute all taxable income and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions--Distributions from net investment income are declared daily and distributed monthly. The Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

At February 28, 1997, accumulated net realized capital loss carryovers of $278,535 (expiring 2005) may be used to offset future taxable gains.

Supplementary Information--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Organization   Cost--Costs   incurred  by  the  Fund  in  connection   with  its
organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending October 1998.


14   Notes to Financial Statements             American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1997

------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by the Fund by applying its average daily closing net assets to the following annualized investment advisory fee schedule:

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC. The Agreement was formerly with Benham Financial Services, Inc.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, and custodian earnings credits, and extraordinary expenses) to 0.50% of average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is in effect through May 31, 1998.

The payable to affiliates as of February 28, 1997, based on the above agreements were as follows:

Investment Advisor ................ $177,390
Administrative Services and
Transfer Agent ....................  276,355
                                    --------
                                    $453,745
                                    ========


------------------------------------------------------------------------
3. Expense Offset Arrangements

The Fund's Statement of Operations reflect custodian earnings credits. These amounts are used to offset the custodian fees payable by the Fund to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ended February 29, 1996, the ratios of operating expenses to average net assets shown in the Financial Highlights are calculated as if these credits had not been earned.


------------------------------------------------------------------------
4. Corporate Events

The following name changes became effective January 1, 1997:

                  NEW NAMES                                          FORMER NAMES
--------------------------------------------------------------------------------------------------------
Fund's Issuer:    American Century Investment Trust                  Benham Investment Trust
Fund:             American Century - Benham Prime Money Market Fund  Benham Prime Money Market Fund
Parent Company:   American Century Companies, Inc.                   Twentieth Century Companies, Inc.
Distributor:      American Century Investment Services, Inc.         Twentieth Century Securities, Inc.
Transfer Agent:   American Century Services Corporation              Twentieth Century Services, Inc.


Annual Report                                 Notes to Financial Statements   15


                              FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ended February 28 (except as noted)

                                                   1997             1996(1)           1995             1994(2)

PER-SHARE DATA
Net Asset Value,Beginning of Period.........         $1.00            $1.00             $1.00            $1.00
                                                     -----            -----             -----            -----
Income from Investment Operations
     Net Investment Income .................          0.05             0.06              0.05             0.01
                                                      ----             ----              ----             ----
Distributions
     From Net Investment Income.............         (0.05)           (0.06)            (0.05)           (0.01)
                                                     -----            -----             -----            -----
Net Asset Value, End of Period..............         $1.00            $1.00             $1.00            $1.00
                                                     =====            =====             =====            =====
     Total Return(3)........................         5.04%            5.60%             4.93%            0.96%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses to
     Average Net Assets(4)..................         0.50%            0.48%             0.04%               --
     Ratio of Operating Expenses to
     Average Net Assets (Before Expense Waiver)(4)   0.63%            0.62%             0.71%         1.49%(5)
     Ratio of Net Investment Income
     to Average Net Assets..................         4.92%            5.43%             5.28%         3.35%(5)
     Ratio of Net Investment Income
     to Average Net Assets (Before Expense Waiver)   4.79%            5.29%             4.61%         1.86%(5)
     Net Assets, End
     of Period (in thousands)...............    $1,211,990       $1,270,653        $1,509,863          $75,168

(1)  Year Ended February 29, 1996.
(2)  November 17, 1993 (Inception) through February 28, 1994.
(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return for periods less than one year are not annualized.
(4) The ratios for periods subsequent to February 29, 1995, include expenses paid through expense offset arrangements.
(5)  Annualized.


See Notes to Financial Statements


16    Financial Highlights                     American Century Investments


                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
American Century Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investment securities, of American Century-Benham Prime Money Market Fund (a series of American Century Investment Trust) as of February 28, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Century-Benham Prime Money Market Fund (a series of American Century Investment Trust) as of February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Kansas City, Missouri
April 4, 1997


Annual Report                                  Independent Auditors' Report   17


                              IMPORTANT NOTICE FOR
                        ALL IRA AND 403(b) SHAREHOLDERS

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18   Important Notice                          American Century Investments


                                     NOTES


Annual Report                                                         Notes   19


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

American Century Investments offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Prime Money Market seeks as high a level of interest income as is consistent with the preservation of principal by investing in a diversified portfolio of short-term money market securities. The fund must maintain a weighted average maturity of 90 days or less.

An investment in Prime Money Market is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

Comparative Indices

The following index is used in the report as a fund performance comparison. It is not an investment product available for purchase.

The 90-Day Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper category for the Prime Money Market fund is:

Money Market Instrument Funds--funds that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.


PORTFOLIO MANAGEMENT TEAM
Vice President and
Senior Portfolio Manager   Bob Gahagan

Portfolio Managers         Amy O'Donnell, Denise Tabacco

CREDIT RESEARCH TEAM
Taxable Fixed-Income
Research Director          Vicki Zesses

Senior Credit
Research Analysts          Edward Grant, Tanya Fleischer

Credit Research Analysts   Michael Difley, Tom Vaiana,
                           John Walsh
Associate Credit
Research Analyst           Sudha Mani


20   Background Information                    American Century Investments


GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

Yields

o 7-day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

o 7-day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

Portfolio Statistics

o Number of Issues--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder. The annual fee has a contractual expense limit guarantee based on the terms of the Investment Advisory Agreement. (See Note 2 in the Notes to Financial Statements.)

Types of Money Market Securities

o Asset-Backed Securities--debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans or mortgages.

o Certificates of Deposit (CDs)--CDs represent a bank's obligation to repay money deposited with it for a specified period of time. Different types of CDs have different issuers. For example, Yankee CDs are issued by U.S.
     branches of foreign banks, and Eurodollar CDs are issued in London by Canadian, European and Japanese banks.

o Commercial Paper (CP)--short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues. The maximum maturity for CP is 270 days, although most CP is issued in a one- to 50-day maturity range. CP rates generally track those of other widely traded money market instruments, such as Treasury bills and certificates of deposit, but they are also influenced by the maturity date and the size and credit rating of the issuer.

o Floating-Rate Notes (Floaters)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR). Floaters are considered derivatives because they "derive" their interest rates from their designated base rates. However, floaters are not "risky" derivatives--their behavior is similar to that of their designated base rates. The SEC has recognized this similarity and does not consider floaters to be inappropriate investments for money market funds.

o U.S. Government Agency Notes--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued with maturities ranging from three months to 30 years. Money market funds invest in these securities when they have remaining maturities of one year or less.


Annual Report                                                      Glossary   21


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

American Century Investment Trust

Investment Manager
Benham Management Corporation

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9704           [recycled logo]
SH-BKT-8345       Recycled